Exhibit 10.41

FIFTH AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
BY AND AMONG
VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP,
RIDGEWOOD MANOR, LLC,
PARKVIEW REAL ESTATE, LTD.,
WOODSIDE PROPERTIES I, LTD.
WOODSIDE PROPERTIES II, LTD.
WOODSIDE REAL ESTATE I, LTD.
WOODSIDE REAL ESTATE II, LTD.
(COLLECTIVELY AS “SELLER”)
AND
OP MAUMEE, INC.,
RE MAUMEE, INC.,
OP CAREY, INC.,
RE CAREY, INC.,
OP1 FREMONT, INC.,
RE1 FREMONT, INC.,
OP2 FREMONT, INC.,
RE2 FREMONT, INC.,
OP KENTON, INC.
(COLLECTIVELY AS “BUYER”)
Dated as of February 27, 2003

FIFTH AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
THIS FIFTH AMENDMENT TO THE ASSET PURCHASE AGREEMENT (“FIFTH Amendment”) is made and entered into as of February 27, 2003, by and among VILLA HOMES WEST, INC., D/B/A WOODSIDE MANAGEMENT GROUP, RIDGEWOOD MANOR, LLC, PARKVIEW REAL ESTATE, LTD., WOODSIDE PROPERTIES I, LTD., WOODSIDE PROPERTIES II, LTD., WOODSIDE REAL ESTATE I, LTD., AND WOODSIDE REAL ESTATE II, LTD., (collectively as “Seller”) and OP MAUMEE, INC., RE MAUMEE, INC., OP CAREY, INC., RE CAREY, INC., OP1 FREMONT, INC., RE1 FREMONT, INC., OP2 FREMONT, INC., RE2 FREMONT, INC., OP KENTON, INC. (collectively as “Buyer”).
WITNESSETH:
     WHEREAS, Seller and Buyer entered into a certain Asset Purchase Agreement as of August 30, 2002, whereby Buyer agreed to purchase from Seller certain nursing homes owned by Seller and located throughout Ohio, as specifically set forth in said Asset Purchase Agreement (the “Agreement”);
     WHEREAS, a set of facts had arisen that caused the parties to supplement and amend certain terms of the Agreement, as set forth in the First Amendment as of September 30, 2002 (the “First Amendment”), again on October 18, 2002 (the “Second Amendment”), again on December 18, 2002 (the “Third Amendment”), and again on December 31, 2002 (the “Fourth Amendment”);
     WHEREAS, an additional set of facts has arisen that has caused the parties to desire to supplement and amend certain terms of the Agreement, as set forth in this FIFTH Amendment.
     NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Over the course of due diligence, the parties have discovered that certain of the Seller names as referenced throughout the Agreement, as amended, are not exactly the same names that are registered with the Ohio Secretary of State. Hence, for all purposes of the Agreement, and all its amendments, the parties agree that the correct registered names of the Sellers for all intents and purposes are as follows: Villa Homes West, Inc., an Ohio for-profit corporation, doing business as Ridgewood Manor, Parkside Manor Assisted Living, and Parkview Care Center; Ridgewood Real Estate, LLC; Woodside Real Estate I, Ltd., an Ohio limited liability company; Woodside Properties I, Ltd., an Ohio limited liability company, d/b/a Eaglewood Care Center; Parkview Real Estate, LLC, an Ohio limited liability company; Woodside Real Estate II, Ltd., an Ohio limited liability company; Woodside Properties II, Ltd., an Ohio limited liability company, doing business as Ravenwood Care Center.

     2. The parties acknowledge that there is no record of the existence of Woodside Management Group in the Office of the Secretary of State of Ohio as either a trade or fictitious name.
     3. In all other respects, the parties hereby ratify and confirm the remaining terms of the Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year first above written. This Fifth Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same Fifth Amendment.

BUYER:	OP MAUMEE, INC.
	By:	/s/ Lawrence R. Deering
	Name:	Lawrence R. Deering
	Title:	Chairman and Chief Executive Officer

RE MAUMEE, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP KENTON, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

SELLER:	VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP
	By:	/s/ Patrick T. Kriner
	Name:	Patrick T. Kriner
	Title:	President

RIDGEWOOD REAL ESTATE, LLC
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

PARKVIEW REAL ESTATE, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE PROPERTIES I, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE PROPERTIES II, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE REAL ESTATE I, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE REAL ESTATE II, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member